COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2013
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 16 — COMMITMENTS AND CONTINGENCIES

The Bank had optional commitments of $1.7 million and $7.5 million to sell mortgage loans to investors at December 31, 2013 and 2012, respectively.

The Bank leases branch facilities and office space for periods ranging up to ten years. These leases are classified as operating leases and contain options to renew for additional periods. Rental expense was approximately $594,000 and $554,000 for the years ended December 31, 2013 and 2012, respectively.

The minimum annual rental commitments of the Bank under all noncancelable leases with terms of one year or more at December 31, 2013 are as follows:

Year ending December 31,	2013
(in thousands)
2014	$489
2015	399
2016	329
2017	294
2018	294
Thereafter	888
Total	$2,693

The Company has agreements with certain key executives that provide severance pay benefits if there is a change in control of the Company. The agreements will continue in effect until terminated or not renewed by the Company or key executives. In the event that the employment of certain executives is not continued following a change in control, the Company will make a lump-sum payment and reimburse the executives for certain benefits for one year. The contingent liability under the agreements at December 31, 2013 was approximately $2.2 million.

From time to time, the Company and its subsidiaries are parties to routine litigation that arises in the normal course of business. In the opinion of management, the resolution of these lawsuits would not have a material adverse effect on the Company’s consolidated financial position or results of operations.